ASSET MANAGEMENT FUND

(The “Trust”)

Ultra Short Mortgage Fund - ASARX

SUPPLEMENT DATED JULY 3, 2017

TO PROSPECTUS DATED MARCH 1, 2017

The second paragraph under “Principal Investment Strategies” on page 2 of the Prospectus is replaced in its entirety with the following paragraph:

The Fund will invest primarily in investments issued or guaranteed by the U.S. Government or issued or guaranteed by U.S. Government agencies or instrumentalities and repurchase agreements backed by such investments, including mortgage-backed investments. Under normal market conditions, the Fund will invest at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in mortgage investments and mortgage-related instruments. Under normal market and interest rate conditions, the Fund seeks to maintain a minimum duration of a 1-Year U.S. Treasury Note and a maximum duration of a 2-Year U.S. Treasury Note. The Fund has no restriction as to the minimum or maximum maturity of any particular investment held. The Fund does not purchase any investments having a risk-based weighting for depositories in excess of 20% under current federal regulations of the appropriate regulatory agencies. The Fund may purchase or sell securities on a to-be-announced basis. In addition to U.S. Government and agency mortgage-backed investments, the Fund may invest in U.S. Government or agency securities, certificates of deposit and other time deposits of FDIC insured depository institutions, repurchase agreements collateralized by obligations of the U.S. Government or other obligations that are not subject to any investment limitation based upon capital and surplus on the part of national banks, eligible bankers’ acceptances with maturities of ninety days or less issued by FDIC insured institutions and other investment companies that invest in the types of securities in which the Fund can invest. Although some of the securities the Fund invests in may be issued by entities chartered or sponsored by Acts of Congress, the securities of such entities may or may not be issued or guaranteed by the U.S. Treasury.

The following paragraph is added after the first paragraph on page 10 under the section titled “Investment Information - Additional Information Regarding Investment Strategies”:

Investments in Other Investment Companies

The Fund may invest in shares of other investment companies, including other investment companies managed by the Adviser (herein after referred to as an “Austin Atlantic Fund”), consistent with its investment objective and strategies. To the extent the Fund invests in an underlying Austin Atlantic Fund, the Adviser has contractually agreed to permanently waive a portion of the Fund’s management fee in the pro rata amount of the management fee charged by the underlying Austin Atlantic Fund. This agreement can only be terminated by the Fund’s Board of Trustees.

The following paragraph is added to the end of the “Additional Risk Information” section on page 11:

Investment Company Risk. If the Fund invests in shares of another investment company, including another Austin Atlantic Fund, shareholders will indirectly bear fees and expenses charged by the underlying investment companies in which the Fund invests in addition to the Fund’s direct fees and expenses. Furthermore, investments in other funds could affect the timing, amount and character of distributions to shareholders and therefore may increase the amount of taxes payable by investors in the Fund. To the extent the Fund invests in an underlying Austin Atlantic Fund, because the Adviser provides services to and receives fees from the underlying Austin Atlantic Fund, the Fund’s investment in the underlying Austin Atlantic Fund may benefit the Adviser.

This supplement SHOULD be retained with your Prospectus for future reference.

ASSET MANAGEMENT FUND
690 Taylor Road

Suite 210

Gahanna, Ohio 43230